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                     ASSIGNMENT OF INSURANCE PROCEEDS





                         CHAPARRAL RESOURCES, INC.
                              as the Company


                                    and


                THE LAW DEBENTURE TRUST CORPORATION P.L.C.
                            as Security Trustee



                              7 February 2000







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                               WHITE & CASE
                               7-11 MOORGATE
                              LONDON EC2R 6HH





     THIS ASSIGNMENT OF INSURANCE PROCEEDS is dated 7 February 2000 (this "Agreement") BETWEEN

     (1) CHAPARRAL RESOURCES, INC., a company organised and existing under the laws of the State of Delaware (the "Company"); and

     (2) THE LAW DEBENTURE TRUST CORPORATION P.L.C., a company organised and existing under the laws of England, acting as security trustee for the Finance Parties (as defined below) (the "Security Trustee").

     WHEREAS

     (A) Pursuant to a loan agreement dated 1 November, 1999 (the "Loan Agreement") between the Company, the Co-Obligors, Shell Capital Services Limited, Shell Capital Limited and the Lenders (as such terms are defined in the Loan Agreement), the Lenders have agreed to make available to the Company secured loan facilities in an aggregate principal amount not exceeding US$24,000,000 on the terms and subject to the conditions contained in the Loan Agreement.

     (B) At the request of the Facility Agent, the Security Trustee has agreed to act as trustee under the Security Trust Deed and to hold the benefit of the security constituted by or pursuant to the Security Documents and the covenants and obligations of the Obligors under the Security Documents on trust for the Finance Parties.

     (C) It is a condition precedent to the first drawings under the Loan Agreement that the Company and the Security Trustee have entered into this Agreement.

     IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

     1.1    DEFINITIONS

     Unless the context requires otherwise or a word or phrase is differently defined in this Agreement, words and phrases defined in the Loan Agreement shall have, when used in this Agreement (including the recitals), the same meanings herein as therein and, in addition, in this Agreement the following terms have the meanings given to them in this Clause 1.1:

     "Insurance Policy" means the contract of insurance dated 29 December, 1999 between Overseas Private Investment Corporation ("OPIC") and the Company and the Amendment No.1 to OPIC Contract of Insurance No. F158 dated 3 February 2000, copies of which are annexed to this Agreement as Exhibit 1.

     "Proceeds" has the meaning assigned to it in Clause 3.

     "Secured Liabilities" means all moneys and liabilities (whether actual or contingent) which are now or may at any time hereafter be due, owing or payable to any of the Finance Parties from or by the Obligors under or in connection with (i) the Loan Agreement, (ii) this Agreement, or (iii) any other Finance Document, together with all legal and other costs, charges and expenses which any of the Finance Parties may incur in enforcing or obtaining, or attempting to enforce or obtain, payment of any such moneys and liabilities.

     1.2    INTERPRETATION

     In this Agreement, unless the context requires otherwise:

     (a) references to Clauses, Schedules and Exhibits are to clauses of, exhibits to and schedules to, this Agreement;

     (b) headings to Clauses are for convenience only and are to be ignored in construing this Agreement;

     (c) references to a statute shall be construed as a reference to such statute as from time to time amended or re-enacted;

     (d) references in this Agreement to this "Agreement" or any other agreement or instrument including, without limitation, the Loan Agreement, are references to this Agreement or, as the case may be, the relevant agreement or instrument as amended, supplemented, replaced or novated from time to time and include references to any document which amends, supplements, replaces, novates or is entered into, made or given pursuant to, or in accordance with, any of the terms of this Agreement or, as the case may be, the relevant deed, agreement or instrument.

2.   SECURED LIABILITIES

     This Agreement is for the benefit of the Security Trustee in its capacity as trustee on behalf of the other Finance Parties, to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by the Company of the Secured Liabilities.

3.   ASSIGNMENT OF INSURANCE PROCEEDS

     As security for the prompt and complete payment and performance when due (whether at stated maturity, acceleration or otherwise) of the Secured Liabilities, now existing or hereafter arising, the Company does hereby assign, charge, convey, set over and grant and transfer unto the Security Trustee, and does hereby grant to the Security Trustee for the benefit of the Finance Parties, a continuing security interest of first priority in all of the Company's right, title and interest (but not its obligations), whether now owned or hereafter acquired, to any and all compensation and any and all book and other debts, revenues and claims (including things in action) which may give rise to compensation, a debt, revenue or claim due or owing or which may become due or owing to the Company under or by virtue of the Insurance Policy (all of the foregoing, collectively, the "Proceeds"). The Security Trustee agrees that if it is satisfied, acting on the instructions of the Facility Agent, that all the Secured Liabilities have been unconditionally and irrevocably discharged in full, the Security Trustee, upon the written request and at the expense of the Company, will promptly execute and deliver to the Company the proper instruments (which may include Uniform Commercial Code termination statements on Form UCC-3) acknowledging the termination of all interests of the Security Trustee in the Proceeds and will promptly assign, transfer and deliver to the Company (without recourse and without any representation or warranty), free from any interests of the Security Trustee or any Security Interest granted hereunder, its interests in the Proceeds, together with such notices to third parties as may be necessary to countermand any notices previously sent to them pursuant hereto.

4.   SCOPE OF THIS AGREEMENT

     4.1    IRREVOCABLE OBLIGATIONS

     The obligations of the Company under this Agreement shall be irrevocable and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation (i) any renewal, extension, amendment, notation or modification of, or addition or supplement to or deletion from, any of the Finance Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof, (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Finance Document, (iii) any furnishing of any additional security to the Finance Parties or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Finance Parties, or (iv) to the extent permitted by applicable law, any invalidity, irregularity or unenforceability of all or part of any of the Secured Liabilities or of any other security therefor.

     4.2    EXERCISE OF RIGHTS

     This Agreement shall not be construed as limiting or in any way precluding the exercise by the Finance Parties of any or all of their rights for the full and timely payment of such amounts under any of the Finance Documents or other rights as set forth in the applicable legislation of the State of New York.

     4.3    PURPOSE OF THIS AGREEMENT

     The parties expressly agree that in the case of any invalidity or unenforceability of all or part of this Agreement, any of the other Finance Documents or any of the Secured Liabilities, this Agreement will be deemed to have been entered into for the purpose of securing all repayment obligations of the Company to the Finance Parties of all amounts due under such invalid or unenforceable documents or obligations.

5.   REPRESENTATIONS AND WARRANTIES.

     The Company makes the representations and warranties set out in this Clause 5 to the Security Agent.

     5.1    NO OTHER ASSIGNMENTS

     The Insurance Policy is in full force and effect and the Proceeds are free and clear of any other Security Interests other than pursuant to this Agreement.

     5.2    EFFECTIVE ASSIGNMENT

     The signing of this Agreement and the execution of the consent to assignment will establish in favor of the Security Trustee a legal, valid, binding and enforceable assignment over the Proceeds.

     5.3    CONSENTS

     No Consents are required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     5.4    NO VIOLATION

     The execution and performance of this Agreement by the Company (a) will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the Company's constitutive documents, or of any securities issued by the Company or of any indenture, lease, or other agreement, instrument or undertaking to which the Company is a party or which purports to be binding upon the Company or upon its property, assets or rights, and (b) will not result in the creation or imposition of any right or encumbrance on any of the property, assets or rights of the Company except as contemplated by this Agreement.

6.   COVENANTS OF THE COMPANY

     6.1    RECORDS; RIGHT OF INSPECTION

     The Company shall deliver to the Security Trustee copies of the Insurance Policy certified by an authorised signatory of the Company as being true and complete. The Company shall furnish to the Security Trustee from time to time statements and schedules further identifying and describing the Proceeds and such other reports in connection with the Proceeds as the Security Trustee may reasonably request, all in reasonable detail. The Security Trustee shall at all times have full and free reasonable access during normal business hours to all the books, correspondence and records of the Company, and the Security Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof. The Company agrees to render to the Security Trustee such clerical and other assistance as may be requested with regard thereto.

     6.2    CONSENT TO ASSIGNMENT

     Immediately following execution of this Agreement (and in any event within 7 days of the date of this Agreement), the Company shall execute and shall procure that OPIC executes the consent to assignment substantially in the form of Exhibit 2 (or in such form as the Security Trustee may agree).

     6.3    PREMIUMS; PROCEEDS

     The Company will pay when due all premiums payable under the Insurance Policy and will otherwise fully comply with all of the terms and conditions of the Insurance Policy and, in the event that any premium payable under the Insurance Policy is paid by the Security Trustee, the Company shall immediately on demand reimburse and indemnify the Security Trustee for such payment. Notwithstanding anything contained herein to the contrary, the Company shall remain liable under the Insurance Policy to observe and perform all of the conditions and obligations therein provided to be observed and performed by it. The Security Trustee is authorized to pay premiums due under the Insurance Policy, it being understood that the Security Trustee shall not have any obligation whatsoever to do so. The Security Trustee shall not have any obligation or liability under the Insurance Policy by reason of or arising out of this Agreement, or be required or obligated in any manner to observe or perform any of the conditions or obligations of the Company under or pursuant to the Insurance Policy or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or make any claim or to take any action to collect any moneys or enforce any rights and benefits hereby assigned to the Security Trustee or to which it may at any time be entitled under this Agreement.

     6.4    RELEASE OF THE INSURANCE

     The Company will not, without the prior written consent of the Security Trustee acting on the instructions of the Facility Agent, agree to release OPIC from any material obligation under or waive any material breach of the Insurance Policy, or consent to any act or omission by OPIC which would otherwise constitute such a breach, or settle or compromise any material claim arising out of the Insurance Policy.

     6.5    COMPLIANCE WITH LAWS

     The Company shall comply with all legislation applicable to the Insurance Policy or any part of it or to the operation of the Company's business.

     6.6    CONSENTS; REGISTRATION

     The Company shall do and authorize and permit to be done each and every act or thing and deliver each and every document or instrument which may be deemed necessary by the Security Trustee in order to (a) obtain all the required consents, acknowledgements and authorizations with respect to the assignment of the Proceeds, and (b) register the assignment created by this Agreement with any relevant governmental agency or authority.

     6.7    FURTHER ASSURANCES

     The Company agrees at any time and from time to time at the first demand of the Security Trustee and at the sole expense of the Company to promptly and duly sign and deliver any legally binding document or to undertake legally binding actions which (a) the Security Trustee may direct for the purposes of ensuring the validity and legality of the assignment or to perfect and preserve the Security Trustee's Security Interest in the Proceeds, or (b) the Security Trustee may direct and which are reasonably necessary in the opinion of the Security Trustee in order to exercise any of the rights and powers granted under this Agreement or to further assure and confirm to the Security Trustee its rights, powers and remedies under this Agreement.

     6.8    SECURITY TRUSTEE APPOINTED ATTORNEY-IN-FACT

     The Company hereby appoints the Security Trustee the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Security Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Security Trustee shall have the right, upon the occurrence of an Event of Default (as defined in the Loan Agreement), in the name and on behalf of the Company, to make any claim under the Insurance Policy and to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due under and by virtue of the Insurance Policy, to endorse, checks, drafts, orders and other instruments for the payment of money payable to the Company representing payment in respect of any claim or right of the Company under the Insurance Policy or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided that:

     (i) if no such Event of Default has occurred and is continuing, the Security Trustee shall only exercise its powers and rights under this Clause 6.8 to take actions in the name and on behalf of the Company that the Company is required to perform under this Agreement and has not performed within three Business Days after receipt by the Company of notice from the Security Trustee that such actions be taken; and

     (ii) nothing herein contained shall be construed as requiring or obligating the Security Trustee to make any inquiry as to the nature or sufficiency of any payment received by the Security Trustee, or to present or file any claim or notice, or to take any action with respect to the Insurance Policy or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.

     The Security Trustee shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither it nor its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own negligence or wilful misconduct.

7.   EVENT OF DEFAULT; REMEDIES

     (a) To the extent permitted by applicable law, the Security Trustee may enforce or may request enforcement of any provision of this Agreement and the rights granted hereunder without having first to exhaust any other remedy or to enforce any other mortgage or pledge that the Security Trustee may otherwise have against the Company. For the purposes hereof, and to the extent permitted by applicable law, the Company hereby expressly waives any requirement to receive from the Security Trustee or any third party any presentment, demand, protest or other notice of any kind.

     (b) The parties agree that the Proceeds shall be paid to, or on the instructions of the Security Trustee (itself acting on the instructions of the Facility Agent) only and such Proceeds may be retained by the Security Trustee, held as security for the Secured Liabilities and applied by the Security Trustee in the following order:

          (i) FIRSTLY, in or towards payment of all costs, charges, losses, liabilities and expenses of, and incidental to, the exercise of the Security Trustee's rights;

          (ii) SECONDLY, in or towards the payment and discharge of such of the Secured Liabilities in such order as the Security Trustee in its absolute discretion may from time to time determine; and

          (iii) THIRDLY, after all the Secured Liabilities have been paid or discharged in full, to the Company.

     If the Company shall receive any such payments directly, the Company shall receive such payments in a constructive trust for the benefit of the Finance Parties, shall segregate such payments from the Company's other funds, and shall forthwith transmit and deliver such payments to the Security Trustee in the same form as so received (with any necessary endorsements).

     (c) The Security Trustee shall not bear responsibility for any loss, causing of damage or harm which is the result of the exercise, or the intention to exercise, or the failure to exercise, or the impossibility to exercise, any of the respective rights and powers granted in this Agreement.

8.   CERTIFICATES TO BE CONCLUSIVE EVIDENCE

     For all purposes, including without limitation any proceedings, a copy of a certificate signed by an officer of the Security Trustee as to the amount of any indebtedness comprised in the Secured Liabilities or as to any applicable rate of interest shall, in the absence of manifest error, be conclusive evidence against the Company as to the amount or rate thereof.

9.   COSTS AND EXPENSES

     9.1    TRANSACTION COSTS

     The Company shall, on written demand (accompanied by copies of the invoices therefor), pay to the Security Trustee all legal and other fees on a full indemnity basis (including without limitation, all printing, translation, communication, advertising, travel and other out-of-pocket expenses) properly incurred by it in connection with the negotiation, preparation and execution of this Agreement, the completion of the transactions contemplated in this Agreement, any amendment of this Agreement and any calculation, approval, consent or waiver to be made or given by the Security Trustee pursuant to or in respect of any provision of this Agreement.

     9.2    PRESERVATION AND ENFORCEMENT COSTS

     The Company shall, from time to time on demand pay to the Security Trustee all costs and expenses (including, without limitation, legal and other fees on a full indemnity basis and printing, translation, communication, advertisement, travel and all other out-of-pocket expenses) incurred in or in connection with the preservation and/or enforcement (or attempted preservation and/or enforcement) of any right of the Security Trustee under this Agreement.

     9.3    TAXES AND FEES

     The Company shall pay all stamp, registration and other taxes and duties, and all notarial registration, recording and other like fees to which this Agreement or any judgment given in connection with this Agreement is, or at any time may be, subject and shall on demand indemnify the Security Trustee against any liabilities, costs, claims, and expenses resulting from any failure to pay or any delay in paying any such tax or duty or fees.

     9.4    SECURITY TRUSTEE'S ADDITIONAL COSTS

     The Company shall, from time to time on demand of the Security Trustee and without prejudice to the provisions of Clause 9.1, 9.2, and 9.3 compensate the Security Trustee at such daily and/or hourly rates as the Security Trustee shall from time to time determine and on demand indemnify the Security Trustee against all costs and expenses (including, without limitation, telephone, fax, copying, travel and personnel costs) properly incurred by the Security Trustee in connection with its taking such action as it may deem appropriate or in complying with any instructions from the Finance Parties or any request by the Company in connection with:

     (a) the granting or proposed granting of any waiver or consent requested by the Company under this Agreement;

     (b) any actual, potential or suspected breach by the Company of its obligations under this Agreement;

     (c) the occurrence of an Event of Default or a Potential Event of Default; or

     (d) any amendment or proposed amendment to this Agreement requested by the Company.

     9.5    VALUE ADDED TAX

     Any cost or expense referred to in this Clause 9 is exclusive of any value added tax or any other similar tax chargeable in connection with that cost or expense. The Company shall pay any value added tax or other similar tax so chargeable at the same time as it pays the relevant cost or expense.

10.  NOTICES

     10.1   GIVING OF NOTICES

     All notices or other communications shall be in writing addressed to the relevant party. A written notice includes a notice by telex or facsimile transmission. Any such notice shall be deemed to be given as follows:

     (a)  if by personal delivery or letter, when delivered; and

     (b)  if by facsimile, when the answerback is received.

     However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

     10.2   ADDRESSES FOR NOTICES

     (a)  The address and facsimile number of  the Security Trustee are:

          The Law Debenture Trust Corporation p.l.c.
          Princes House, 95 Gresham Street
          London EC2V 7LY

          Attention:     The Manager, Trust Management
          Facsimile:     44 (0)20 7696 5261/7606 0643

or such other as the Security Trustee may notify to the Company by not less than five Business Days' notice.

     (b)  The address and facsimile number of  the Company are:

          Chaparral Resources, Inc.
          16945 Northchase Drive, Suite 1440
          Houston, Texas 77060, USA

          Attention:     President
          Facsimile:     (281) 877 0985

or such other as the Company may notify to the Security Trustee by not less than five Business Days' notice.

     10.3   ENGLISH LANGUAGE

     Each communication and document made or delivered by one party to another pursuant to this Agreement shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

11.  REMEDIES AND WAIVERS, PARTIAL INVALIDITY

     11.1   REMEDIES AND WAIVERS

     Time is of the essence of the Company's obligations under this Agreement, but no failure on the part of the Security Trustee to exercise, nor any delay in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. The Security Trustee may agree to any waiver of any of its rights or remedies under this Agreement on such terms as it sees fit.

     11.2   PARTIAL INVALIDITY

     If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement under the law of that jurisdiction nor the legality, validity or enforceability of that or any other provision of this Agreement under the law of any other jurisdiction shall in any way be affected or impaired thereby unless the effect of the foregoing would be substantially to alter the rights and obligations of the parties originally agreed.

12.  ASSIGNMENT

     The Security Trustee may at any time, without the consent of the Company, assign or transfer the whole or, as the case may be, any part of the Security Trustee's Rights under this Agreement to any person. The Company may not assign, transfer, novate or dispose of any of or any interest in, its rights or obligations under this Agreement.

13.  LAW AND JURISDICTION

     13.1   GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     13.2   JURISDICTION

     (A) FOR THE EXCLUSIVE BENEFIT OF THE SECURITY TRUSTEE, THE COMPANY IRREVOCABLY AGREES THAT THE COURTS OF THE STATE OF NEW YORK HAVE JURISDICTION TO SETTLE ANY DISPUTES WHICH MAY ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THAT ACCORDINGLY ANY SUIT, ACTION OR PROCEEDINGS (TOGETHER IN THIS CLAUSE 13 REFERRED TO AS "PROCEEDINGS") ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN SUCH COURTS, SUBJECT TO THE OPTION REFERRED TO IN CLAUSE 13.5.

     (B) THE COMPANY IRREVOCABLY WAIVES AND AGREES NOT TO RAISE ANY OBJECTION WHICH IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OF ANY PROCEEDINGS IN ANY SUCH COURT AS IS REFERRED TO IN THIS CLAUSE 13.2 AND ANY CLAIM THAT ANY SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT OR INAPPROPRIATE FORUM AND FURTHER IRREVOCABLY AGREES THAT A JUDGMENT IN ANY PROCEEDINGS BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SHALL BE CONCLUSIVE AND BINDING UPON THE COMPANY AND MAY BE ENFORCED IN THE COURTS OF ANY OTHER JURISDICTION.

     (C) NOTHING CONTAINED IN THIS CLAUSE 13.2 SHALL LIMIT THE RIGHT OF THE SECURITY TRUSTEE TO TAKE PROCEEDINGS AGAINST THE COMPANY IN ANY OTHER COURT OF COMPETENT JURISDICTION, NOR SHALL THE TAKING OF PROCEEDINGS IN ONE OR MORE JURISDICTIONS PRECLUDE THE TAKING OF PROCEEDINGS IN ANY OTHER JURISDICTION, WHETHER CONCURRENTLY OR NOT.

     13.3   WAIVER OF IMMUNITY

     TO THE EXTENT THAT THE COMPANY MAY NOW OR HEREAFTER BE ENTITLED, IN ANY JURISDICTION IN WHICH PROCEEDINGS MAY AT ANY TIME BE COMMENCED WITH RESPECT TO THIS AGREEMENT, TO CLAIM FOR ITSELF OR ANY OF ITS UNDERTAKINGS, PROPERTIES, ASSETS OR REVENUES PRESENT OR FUTURE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM SUIT, JURISDICTION OF ANY COURT, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OF A JUDGMENT OR FROM SET-OFF, BANKER'S LIEN, COUNTERCLAIM OR ANY OTHER LEGAL PROCESS OR REMEDY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT AND/OR TO THE EXTENT THAT IN ANY SUCH JURISDICTION THERE MAY BE ATTRIBUTED TO THE COMPANY, ANY SUCH IMMUNITY (WHETHER OR NOT CLAIMED), THE COMPANY HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW IRREVOCABLY AGREES NOT TO CLAIM, AND HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW WAIVES, ANY SUCH IMMUNITY.

     13.4   CONSENT TO ENFORCEMENT

     THE COMPANY CONSENTS GENERALLY IN RESPECT OF ANY PROCEEDINGS TO THE GIVING OF ANY RELIEF OR THE ISSUE OF ANY PROCESS IN CONNECTION WITH SUCH PROCEEDINGS INCLUDING THE MAKING, ENFORCEMENT OR EXECUTION AGAINST ANY PROPERTY WHATSOEVER (IRRESPECTIVE OF ITS USE OR INTENDED USE) OF ANY ORDER OR JUDGMENT WHICH MAY BE MADE OR GIVEN IN SUCH PROCEEDINGS.

     13.5   ARBITRATION

     IF ANY DISPUTE ARISES IN RELATION TO THIS AGREEMENT, INCLUDING ANY QUESTION AS TO EXISTENCE, VALIDITY OR TERMINATION, SUCH DISPUTE SHALL, AT THE OPTION ONLY OF THE SECURITY TRUSTEE, BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION UNDER THE RULES OF THE LONDON COURT OF INTERNATIONAL ARBITRATION WHICH ARE APPLICABLE AT THE TIME OF REFERENCE TO THE ARBITRATION AND ARE DEEMED TO BE INCORPORATED BY REFERENCE INTO THIS CLAUSE 13.5. SUCH ARBITRATION SHALL TAKE PLACE IN LONDON, ENGLAND AND SHALL BE CONDUCTED BY THREE ARBITRATORS, ONE OF WHOM SHALL BE NOMINATED BY THE COMPANY, ONE BY THE SECURITY TRUSTEE AND THE THIRD TO BE AGREED BETWEEN THE TWO ARBITRATORS SO NOMINATED AND IN DEFAULT HE SHALL BE NOMINATED BY THE PRESIDENT OF THE LONDON COURT OF INTERNATIONAL ARBITRATION. THE LANGUAGE IN WHICH SUCH ARBITRATION SHALL BE CONDUCTED SHALL BE ENGLISH. ANY AWARD RENDERED SHALL BE FINAL AND BINDING ON THE PARTIES THERETO AND MAY BE ENTERED INTO ANY COURT HAVING JURISDICTION OR APPLICATION MAY BE MADE TO SUCH COURT FOR AN ORDER OF ENFORCEMENT AS THE CASE MAY REQUIRE. NO PARTY MAY APPEAL TO ANY COURT FROM ANY AWARD OR DECISION OF THE ARBITRAL TRIBUNAL AND, IN PARTICULAR, BUT WITHOUT LIMITATION, NO APPLICATIONS MAY BE MADE UNDER SECTION 45 OF THE ARBITRATION ACT 1996 (ENGLAND) AND NO APPEAL MAY BE MADE UNDER SECTION 69 OF THE SAID ACT.

14.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one instrument.




     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto on the date stated at the beginning of this Agreement.

                                   CHAPARRAL RESOURCES, INC.


                                   by   /S/ MICHAEL B. YOUNG
                                        -----------------------------
                                        Name:  Michael B. Young
                                        Title: Treasurer

                                   In the presence of:

                                        /S/ MARK S. CROFT
                                       -----------------------------
                                        Witness
                                        Name:  Mark S. Croft


                                   The COMMON SEAL of
                                   THE LAW DEBENTURE TRUST
                                   CORPORATION p.l.c.
                                   was hereunto affixed in the presence of:


                                        /S/ JULIAN MASON-JEBB
                                       -----------------------------
                                        Name:  Julian Mason-Jebb
                                        Title:    Director

                                        /S/ CLIVE RAKESTROW
                                        -----------------------------
                                        Name:  Clive Rakestrow
                                        Title:    Authorised Signatory





                                                               Exhibit 1 to
                                           Assignment of Insurance Proceeds


             COPY OF OPIC INSURANCE POLICY AND AMENDMENT NO.1






                                                               Exhibit 2 to
                                           Assignment of Insurance Proceeds


           CONSENT TO ASSIGNMENT OF AND SECURITY INTEREST IN THE
          PROCEEDS PAYABLE UNDER THE OVERSEAS PRIVATE INVESTMENT
            CORPORATION ("OPIC") CONTRACT OF INSURANCE NO. F158

Pursuant to the Assignment of Insurance Proceeds dated 7 February 2000, Chaparral Resources, Inc. (the "Assignor") assigned Proceeds payable to it as the party insured under OPIC Contract of Insurance No. F158 (the "Contract") to The Law Debenture Trust Corporation p.l.c. (the "Assignee") and granted a security interest in such Proceeds to the Assignee. Terms defined in the Assignment of Insurance Proceeds shall have, when used in this consent to assignment, the same meaning herein as therein unless the context otherwise requires.

OPIC hereby consents to the Assignment of Insurance Proceeds and will pay any such Proceeds to the Assignee. OPIC further consents to the grant by the Assignor to the Assignee of a security interest in such Proceeds. Notwithstanding such assignment, the Assignor shall continue to fulfill all duties and obligations under the Contract, including, without limitation, payment of premiums, submission of claims to OPIC, and co-operation with OPIC in the event of a claim. OPIC shall have no obligation to deal with any entity other than the Assignor, except for payment of any Proceeds to the Assignee.

OVERSEAS PRIVATE INVESTMENT CORPORATION

By:  _____________________________
     Name:
     Title:

In the presence of:


______________________________
Witness
Name:

CHAPARRAL RESOURCES, INC.

By:  _____________________________
     Name:
     Title:

In the presence of:

______________________________
Witness
Name:


The COMMON SEAL of
THE LAW DEBENTURE TRUST
CORPORATION P.L.C.
was hereunto affixed in the presence of:

     _____________________________
     Name:
     Title: Director


     _____________________________
     Name:
     Title: Authorised Signatory




                             TABLE OF CONTENTS
                                                                       Page

1.   DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . . . . . .   1
     1.1    Definitions . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2    Interpretation. . . . . . . . . . . . . . . . . . . . . .   2

2.   SECURED LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .   2

3.   ASSIGNMENT OF INSURANCE PROCEEDS . . . . . . . . . . . . . . . .   2

4.   SCOPE OF THIS AGREEMENT. . . . . . . . . . . . . . . . . . . . .   3
     4.1    Irrevocable Obligations . . . . . . . . . . . . . . . . .   3
     4.2    Exercise of Rights. . . . . . . . . . . . . . . . . . . .   3
     4.3    Purpose of this Agreement . . . . . . . . . . . . . . . .   3

5.   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . .   3
     5.1    No other Assignments. . . . . . . . . . . . . . . . . . .   3
     5.2    Effective Assignment. . . . . . . . . . . . . . . . . . .   3
     5.3    Consents. . . . . . . . . . . . . . . . . . . . . . . . .   4
     5.4    No Violation. . . . . . . . . . . . . . . . . . . . . . .   4

6.   COVENANTS OF THE COMPANY . . . . . . . . . . . . . . . . . . . .   4
     6.1    Records; Right of Inspection. . . . . . . . . . . . . . .   4
     6.2    Consent to Assignment . . . . . . . . . . . . . . . . . .   4
     6.3    Premiums; Proceeds. . . . . . . . . . . . . . . . . . . .   4
     6.4    Release of the Insurance. . . . . . . . . . . . . . . . .   5
     6.5    Compliance with Laws. . . . . . . . . . . . . . . . . . .   5
     6.6    Consents; Registration. . . . . . . . . . . . . . . . . .   5
     6.7    Further Assurances. . . . . . . . . . . . . . . . . . . .   5
     6.8    Security Trustee Appointed Attorney-in-Fact . . . . . . .   5

7.   EVENT OF DEFAULT; REMEDIES . . . . . . . . . . . . . . . . . . .   6

8.   CERTIFICATES TO BE CONCLUSIVE EVIDENCE . . . . . . . . . . . . .   7

9.   COSTS AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . .   7
     9.1    Transaction Costs . . . . . . . . . . . . . . . . . . . .   7
     9.2    Preservation and Enforcement Costs. . . . . . . . . . . .   7
     9.3    Taxes and Fees. . . . . . . . . . . . . . . . . . . . . .   8
     9.4    Security Trustee's Additional Costs . . . . . . . . . . .   8
     9.5    Value Added Tax . . . . . . . . . . . . . . . . . . . . .   8

10.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     10.1   Giving of Notices . . . . . . . . . . . . . . . . . . . .   8
     10.2   Addresses for Notices . . . . . . . . . . . . . . . . . .   9
     10.3   English Language. . . . . . . . . . . . . . . . . . . . .   9

11.  REMEDIES AND WAIVERS, PARTIAL INVALIDITY . . . . . . . . . . . .   9
     11.1   Remedies and Waivers. . . . . . . . . . . . . . . . . . .   9
     11.2   Partial Invalidity. . . . . . . . . . . . . . . . . . . .  10

12.  ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

13.  LAW AND JURISDICTION . . . . . . . . . . . . . . . . . . . . . .  10
     13.1   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . .  10
     13.2   JURISDICTION. . . . . . . . . . . . . . . . . . . . . . .  10
     13.3   WAIVER OF IMMUNITY. . . . . . . . . . . . . . . . . . . .  11
     13.4   CONSENT TO ENFORCEMENT. . . . . . . . . . . . . . . . . .  11
     13.5   ARBITRATION . . . . . . . . . . . . . . . . . . . . . . .  11

14.  COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . .  12